UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported):     February 12, 2016

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 12, 2016. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the eight members of the board of directors; (2) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending October 2, 2016; (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; and (4) Approval of the Jack in the Box Inc. Performance Incentive Plan.  All directors were elected and Proposals (2), (3) and (4) were approved.  The final voting results are set forth below.

(1)  The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counted either as a vote cast “for” or “against):

Nominees for Director	Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
	Number	% of Votes Cast
Leonard A. Comma	29.445,317	98.60	419,433	51,790	2,693,532
David L. Goebel	29,847,142	99.93	19,914	49,484	2,693,532
Sharon P. John	29,848,843	99.94	19,379	48,318	2,693,532
Madeleine A. Kleiner	29,847,354	99.93	21,923	47,263	2,693,532
Michael W. Murphy	29,736,953	99.56	131,751	47,836	2,693,532
James M. Myers	29,853,459	99.95	15,045	48,036	2,693,532
David M. Tehle	29,794,767	99.76	73,152	48,621	2,693,532
John T. Wyatt	29,853,294	99.95	15,093	48,153	2,693,532

(2)  The appointment of KPMG LLP was ratified by a majority of the votes cast (there were no broker non-votes on this proposal):

Votes Cast For		Votes Cast Against	Abstain
Number	% of Votes Cast
32,400,243	99.36	184,719	25,110

(3)  The compensation of named executive officers was approved, on an advisory basis, by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
Number	% of Votes Cast
29,486,987	98.56	266,076	163,477	2,693,532

(4)  The Jack in the Box Inc. Performance Incentive Plan was approved by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
Number	% of Votes Cast
29,372,444	98.18	488,984	55,112	2,693,532

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: February 16, 2016